NATIXIS DIVERSIFIED INCOME FUND

Supplement dated April 9, 2012 to the Natixis Diversified Income Fund Class A and Class C Prospectus

and Natixis Diversified Income Fund Class A and Class C Summary Prospectus, each dated May 1,

2011, as may be revised and supplemented from time to time.

Effective April 23, 2012, John Hyll and Clifton V. Rowe no longer serve as portfolio managers of the Natixis Diversified Income Fund. All references to Mr. Hyll and Mr. Rowe and corresponding disclosure relating to Mr. Hyll and Mr. Rowe are removed.

Effective April 23, 2012, Elaine Kan, Kevin Kearns and Maura Murphy have joined the portfolio management team of Natixis Diversified Income Fund.

Effective April 23, 2012, the information under “Loomis Sayles — Inflation Protected Securities Discipline” under the subsection “Portfolio Managers” in the section “Management” in the summary section of the Natixis Diversified Income Fund Prospectus is revised to include the following:

Elaine Kan, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Inflation Protected Securities portion of the Fund since 2012.

Kevin Kearns, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Inflation Protected Securities portion of the Fund since 2012.

Maura Murphy, CFA, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Inflation Protected Securities portion of the Fund since 2012.

Effective April 23, 2012, the last sentence under section “Portfolio Turnover” in each Prospectus is revised as follows:

During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Effective April 23, 2012, “Foreign Securities Risk” under the subsection “Principal Risks” under the section “Investments, Risk and Performance” is revised as follows:

Foreign Securities Risk:    Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Effective April 23, 2012, the following is added as the last sentence under the section “Tax Information” in each Prospectus:

Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Effective April 23, 2012, the subsection “Meet the Funds’ Portfolio Managers” under the section “Management Team” in the Prospectus is revised to include the following:

Elaine Kan — Elaine Kan has served as co-portfolio manager of the Loomis Sayles Inflation Protected Securities Discipline of the Natixis Diversified Income Fund since 2012. Ms. Kan, Vice President and rate and currency strategist for the fixed income group of Loomis Sayles, began her investment career in 1997 and joined Loomis Sayles in 2011. Prior to joining Loomis Sayles, she was a portfolio analyst at Convexity Capital Management. Previously, she was a fixed income analyst at Harvard Management Company. Ms. Kan received her B.S. in engineering, a B.S. in finance and M.S. in electrical engineering from the Massachusetts Institute of Technology. Ms. Kan has over 12 years of investment experience.

Kevin Kearns — Kevin Kearns has served as co-portfolio manager of the Loomis Sayles Inflation Protected Securities Discipline of the Natixis Diversified Income Fund since 2012. Mr. Kearns, Vice President of Loomis Sayles, began his investment career in 1986 and joined Loomis Sayles in 2007. Prior to joining Loomis Sayles, he was the director of derivatives, quantitative analysis and risk management at Boldwater Capital Management. Mr. Kearns received a B.S. from Bridgewater State College and an M.B.A. from Bryant College. Mr. Kearns has over 25 years of investment experience.

Maura Murphy — Maura Murphy has served as a co-portfolio manager of the Loomis Sayles Inflation Protected Securities Discipline of the Natixis Diversified Income Fund since 2012. Ms. Murphy, Vice President of Loomis Sayles, began her investment career on 2003 upon joining Loomis Sayles as a quantitative analyst. Ms. Murphy received her B.A. from the College of the Holy Cross and an M.B.A. from the Carroll School of Management at Boston College. Ms. Murphy holds the designation of Chartered Financial Analyst and has over 9 years of investment experience.